EXHIBIT 10.40

This FOUNDER SHARE ASSIGNEMENT AGREEMENT dated as of January 17, 2019 (the “Agreement”) between Accelerated Pharma, Inc., a Delaware corporation with offices located at 15W155 81st Street, Burr Ridge, IL 60527 (the “Company”) and Michael Fonstein, Dmitry Prudnikov and Ekaterina Nikolaevskaya, each a founder of the Company (individually, a “Founder” and collectively, the “Founders”) on the one hand, and certain persons and entities who are holders of convertible notes issued by the Company as set forth on Exhibit A hereto (each a “Holder and collectively, the “Holders”), on the other hand. The Company, Founders and the Holders are sometimes referred to individually, as a “Party” and collectively, as the “Parties.”

WHEREAS, during the period from December 2014 through 2016, the Company issued Notes to the Holders; and

WHEREAS, on October 22, 2018, the Company filed a registration statement with the United States Securities and Exchange Commission (the “SEC”) on Form S-1 (the “Registration Statement”) for the purpose of raising gross proceeds of $3 million from the offering and sale to the public (the “Offering”) of its securities under the Securities Act of 1933, as amended (the “Act”); and

WHEREAS, the Holders acknowledged in a separate Securities Exchange Agreement dated January 17, 2019, a copy of which is attached hereto, that in order for the Offering to be successful, of which there can be no assurance, the Company has requested and the Holders have agreed that the Holders shall convert their Notes into shares of the Company’s common stock par value $0.00001 (the “Shares”) pursuant to the Conversion Schedule attached as Exhibit A to the Securities Exchange Agreement; and

WHEREAS, the Parties hereto have agreed that as further inducement to the Holders to enter into, execute and deliver the Securities Exchange Agreement and fulfill the Holders’ collective obligations under the Conversion Schedule, the Founders have agreed, for good and valuable consideration, to transfer and assign a total of 1,000,000 Shares (the “Founders Shares”) to the Holders as set forth on Exhibit A hereto, as follows: 400,000 Founder Shares from Michael Fonstein; 300,000 Founder Shares from Dmitry Prudnikov; and 300,000 Founder Shares from Ekaterina Nikolaevskaya.

NOW THEREFOR, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

THE FOUNDER SHARE ASSIGNMENT

Section 1.1 The Founder Share Assignment. Within five (5) business days of the closing of the Offering as defined in the Recitals above and Section 2.1 below (the “Closing”), each of the Holders listed on the Schedule attached as Exhibit A hereto shall be delivered evidence by the Founders of each Founders delivery to VStock Transfer (the “Transfer Agent”) of the Company: (i) copies of written instructions to issue to the Holders the number of Founder Shares set forth in Exhibit A; and (ii) stock powers bearing medallion signature guarantees or such other instruments required by the Transfer Agent of the number of Founder Shares in the names of the Holders on Exhibit A hereto in book entry form within seventy-two (72) hours of receipt by the Transfer Agent of (i) and (ii) above.

Section 1.2 The Issuance by the Transfer Agent.

The book entry statements in the names of the Holders will reflect that the Fonder Shares are fully-paid and non-assessable Shares of the Company’s Common Stock.

ARTICLE II

THE CLOSING

Section 2.1 The Closing. Upon the closing of the Offering pursuant to the Registration Statement (the “Closing”): (i) the Company shall cause the deliveries required by the Company within the timing in Section 1.1 above to be completed and the Company will cause the Transfer Agent to issue to the Holders the book entry statements reflecting each Holder’s ownership of the number of Founder Shares as set forth in Exhibit A in book entry form.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants as of the date hereof that:

Section 3.1 Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary.

Section 3.2 Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and thereby and to implement the transfer and assignment to the Holders of the Founder Shares in accordance with the terms hereof, (ii) the execution and delivery of this Agreement has been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of each of such instruments referenced in this Section 3.2 and elsewhere in this Agreement will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

Section 3.3 Capitalization. As of the date of this Agreement and prior to the completion of the Offering, the authorized capital stock of the Company consists of: (i) 45,000,000 shares of Common Stock, par value $0.00001 per share (the “Common Stock”); and (ii) 5,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”). As of the date of this Agreement, the Company has 6,220,190 shares of Common Stock issued and outstanding and 180,000 shares of Series A Preferred Stock issued and outstanding. Except as disclosed in the Company’s pending registration statement on Form S-1 filed with the SEC on October 22, 2018 (the “Registration Statement”) or as otherwise set forth in this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Note or the Conversion Shares. The Company has filed with the SEC in its Registration Statement or in registration statements filed under the Act and amendments thereto during the period from October 11, 2016 through July 12, 2017, which registration statement and amendments were withdrawn on August 23, 2017 (collectively, the “SEC Documents”), true and correct copies of the Company’s Certificate of Incorporation as in effect on the date hereof and thereof (the “Certificate of Incorporation”), the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The Company shall provide the Purchaser with a written update of this representation signed by the Company’s Chief Executive on behalf of the Company as of the Closing Date.

Section 3.4 Transfer of Founder Shares. The issuance and/or transfer to the Founder Shares to the Holders in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof.

Section 3.5 Acknowledgment Regarding Transfer of the Founder Share. The Company acknowledges and agrees that each of the Holders is acting on its own behalf, solely in the capacity of an arm’s-length issuee with respect to this Agreement and the transactions contemplated hereby, including but not limited to the issuances to the Holders of the Founder Shares pursuant to Section 1.1 above. The Company further acknowledges that none of the Holders is acting nor has acted as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby.

Section 3.6 Shell Status. The Company represents that it is not a “shell” issuer and has never been a “shell” issuer, or that if it previously has been a “shell” issuer, that at least twelve (12) months have passed since the Company has reported Form 10 type information indicating that it is no longer a “shell” issuer. Further, the Company will instruct its counsel to either (i) write a 144-3(a)(9) opinion to allow for salability of any Founder Share issued under this Agreement, or (ii) accept such opinion from counsel to any of the Holders.

Section 3.7 Legal Counsel Opinions. Upon the request of any Holder, from to time to time, the Company shall be responsible (at its cost) for delivering or causing to be delivered, within seventy-two (72) hours, to the Company’s Transfer Agent and to the Holders, a customary legal opinion letter of its counsel (the “Legal Counsel Opinion”) to the effect that the sale of any Founder Shares in the name(s)the Holders is exempt from the registration requirements of the Act pursuant to Rule 144 (provided the requirements of Rule 144 are satisfied and provided the such shares of Common Stock are not then registered under the Act for resale pursuant to an effective registration statement).

Section 3.8 Rule 144. The Company acknowledges and agrees that in accordance with Rule 144, the holding period of the Founder Shares issued in the names of the Holders will tack back to the date the Holders were issued their respective Notes referenced in the separate Securities Exchange Agreement dated January 17, 2019 and the Company agrees not to take a position to the contrary.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or by facsimile or seven days after having been sent by certified mail, return receipt requested, postage prepaid, to the Parties to this Agreement at the following address or to the address of each Holder set forth in the Company’s books and records, or such other address as any of the Holders shall specify by notice to the other Party:

If to the Company, then to:

Michael Fonstein, CEO

15W155 81st Street

Burr Ridge, IL 60527

Email: mfonstein@acceleratedpharma.com

If to the Company’s Counsel, then to:

Lawrence R. Lonergan, Esq.

The Lonergan Law Firm, LLC

96 Park Street

Montclair, NJ 07042

Email: llonergan@wlesq.com

Each Party shall provide notice to the other Parties of any change in address.

Section 4.2 Further Assurances. Each Party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments and documents as any other Party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 4.3 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is duly executed and delivered by each of the Parties. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 4.4 Fees and Expenses. Each Party hereto shall pay all of its own fees and expenses (including attorneys’ fees) incurred in connection with this Agreement and the transactions contemplated hereby.

Section 4.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns, provided that neither Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other Party hereto.

Section 4.6 Governing Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed within such state and where the Company’s counsel is located, without regard to any applicable conflicts of law principles. The Parties hereto agree that any suit, action or proceeding brought by either Party to enforce any provision of or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of New York. Each of the Parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each Party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 4.7 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the Founder Shares, which is the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the Parties and/or their affiliates with respect to the Founder Shares subject to this Agreement.

Section 4.8 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 4.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

Section 4.10 Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. No provision of this Agreement shall confer upon any person other than the Parties hereto any rights or remedies hereunder.

[Signatures on Following Page]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ACCELERATED PHARMA, INC.

/s/:
Name:	Michael Fonstein
Title:	CEO

HOLDERS:

[Signatures, Names and Titles, if applicable, on following pages]

	Exhibit A
Name of Transferee	% of Shares	# of Shares

/s/:
Name:
Title:
RR Investment 2012 LP	17.25%	172,531

/s/:
Curber International Ltd.	13.26%	132,621

/s/:
Name:
Title:
2004 Leon Scharf Irrevocable Trust Corp.	7.10%	71,016

/s/:
Masoud Toghraie	5.29%	52,905

/s/:
Name:
Title:
Hoch Family Equities LLC	4.61%	46,141

/s/:
Name:
Title:
Edwin W. Colman Children’s Turst	4.44%	44,377

/s/:
Name:
Title:
American European Insurance Co.	4.38%	43,778

/s/:
Nachum Stein	4.38%	43,778

/s/:
Brio Capital Master Fund, Ltd.	4.09%	40,918

/s/:
Name:
Title:
Michael H. Schwartz Profit Sharing Plan	2.94%	29,431

/s/:
Morris Fuchs	3.18%	31,835

/s/:
Sturling	2.75%	27,539

/s/:
Manuel S. Scharf	2.66%	26,591

/s/:
Name:
Title:
Schein Ventures LLC	2.65%	26,545

/s/:
Name:
Title:
HSI Partnership	2.19%	21,892

/s/:
Abraham Belsky	1.56%	15,596

/s/:
Bernhard Lazarus	1.55%	15,536

/s/:
Mordechai Marc Belsky	1.53%	15,271

/s/:
Name:
Title:

/s/:
Name:
Title:
Venture Cap Group LLC	1.33%	13,317

/s/:
Yuri Rabinovich	1.32%	13,238

/s/:
Walter Schenker IRA	1.31%	13,121

/s/:
Scott Greenberg	1.31%	13,110

DNR	1.31%	13,103

AJH	1.31%	13,103

/s/:
Raymon Dayan	1.06%	10,566

/s/:
Keren Brocha	1.07%	10,690

/s/:
Chaim Gross	0.92%	9,164

/s/:
Eli Inzlicht-Sprei	1.24%	12,382

/s/:
Harvey Lang	0.78%	7,800

/s/:
Asher Hartman	0.68%	6,819

/s/:
Ross Overbeek	0.53%	5,287

	Total	1,000,000